Financial liabilities at amortized cost – payables to network (Tables)	12 Months Ended
Dec. 31, 2024
Financial Liabilities At Amortized Cost Payables To Network
Schedule of credit card payment

	2024	2023

Payables to credit card network (i)	9,333,541	9,755,285
Total	9,333,541	9,755,285
(i)	Corresponds, mainly to the amount payable to the acquirers related to credit and debit card transactions. Brazilian credit card payables are settled according to the transaction installments, substantially in up to 27 days for transactions with no installments; 1 business day for international transactions; and sales in installments ("parcelado") have monthly settlements, mostly, over a period of up to 12 months. For Mexican and Colombian credit card transactions, the amounts are settled in 1 business day.

Schedule of payables to credit card network

Payables to credit card network	2024	2023

Up to 30 days	4,326,268	5,347,665
30 to 90 days	2,450,743	2,361,563
Over 90 days	2,556,530	2,046,057
Total	9,333,541	9,755,285